THE GABELLI BLUE CHIP VALUE FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

[GRAPHIC OMITTED]
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      The third quarter was terrible, and to quote Yogi Berra, it felt like "deja vu all over again." The decline in the third quarter solidified the current bear market as the worst, post war, with now nearly three years of cumulative declining stock prices. The decline in the Dow Jones Industrial Average of 17.4% was the worst since the final three months of 1987, and September's decline of 12.4% marked the worst for a single month since 1937. The economic recovery showed up but remained in the lightweight category, not enough to overcome the decline in investor confidence. This bear market has not only seen earnings fall dramatically as the economy slowed and capital spending came to a halt, but also the multiples of earnings and cash flow with which investors use to value those earnings have declined dramatically. Three years ago General Electric was earning $1.00 per share and selling for $60; today, the consensus is that General Electric will earn $1.60 next year and the stock closed out the quarter at $24.65. So it is not just the decline in earnings that is responsible for this bear market but also, more affectingly, a sharp drop in what investors will pay for the earnings. They have come to doubt future growth and even apply a discount in order to compensate for the uncertainty of those earnings. Just as the bull market became its own self-fulfilling prophecy, so too the bear market has made investors sick and tired of buying over the past couple of years, only to find that anything they buy is cheaper within a month or two. Now, people start to feel that they are paid to wait. Investors recognize that they need to invest in order to gain over the longer term, and, in addition, there is no alternative with the ten-year bond yield down to the 4% range.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2002, the Gabelli Blue Chip Value Fund (the "Fund") declined 18.94%, compared with a decline of 17.27% and 18.52% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the trailing twelve-month period, the Fund fell 37.64%, versus a decline of 20.47% and 19.14% for the S&P 500 Index and the Lipper Large-Cap Value

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    Quarter
                                                  --------------------------------------------
                                                    1ST         2ND         3RD          4TH         YEAR
                                                    ---         ---         ---          ---         ----
  2002:   Net Asset Value ..................      $10.09       $7.55       $6.12          --          --
          Total Return .....................       (5.8)%     (25.2)%     (18.9)%         --          --
-------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ..................      $12.33      $12.31       $9.84        $10.71     $10.71
          Total Return .....................        1.3%       (0.2)%     (20.1)%         9.1%      (11.8)%
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..................      $12.40      $12.16      $13.23       $12.17      $12.17
          Total Return .....................        6.4%       (1.9)%       8.8%        (2.2)%      11.1%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..................         --          --        $9.54       $11.65      $11.65
          Total Return .....................         --          --        (2.9)%(b)    23.5%       17.8%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 2002 (a)
                 -----------------------------------------------
             1 Year ....................................   (37.64)%
             Life of Fund (b) ..........................   (12.55)%
--------------------------------------------------------------------------------

                                Dividend History
           -------------------------------------------------------------
           PAYMENT (EX) DATE      RATE PER SHARE     REINVESTMENT PRICE
           -----------------      --------------     -------------------
           December 27, 2001         $0.0279               $10.71
           December 27, 2000         $0.7700               $12.16
           December 27, 1999         $0.1250               $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

Fund Average, respectively. For the three-year period ended September 30, 2002, the Fund declined 11.57% annually, versus average annual declines of 12.88% and 7.86% for the S&P 500 Index and Lipper Large-Cap Value Fund Average, respectively. Since inception on August 26, 1999 through June 30, 2002, the Fund had a cumulative total decline of 34.04%, which equates to an average annual decline of 12.55%.

      The Fund's performance was hurt by the holdings in the telecommunications companies including Verizon, SBC Communications and AT&T Wireless. By quarter end, the large diversified telephone companies such as SBC and Verizon were selling at multiples of 10 times earnings, with yields of about 5%, as investors took these companies to rock bottom valuations. These companies generate tremendous amounts of cash flow and have good balance sheets, and now are selling at prices that assume no growth forever. On the other hand, Nextel, our largest holding, proved the skeptics wrong by posting better than expected subscriber, revenue and cash flow growth during the quarter, which caused its stock price to more than double.

MARKET COMMENTARY

      The economy and the markets continued the same pattern seen all year with one step forward and one step backward. The continuing headlines announcing corporate fraud and the managements' and officers' roles and potential liabilities come against the backdrop of a frustratingly slow recovery in the economy. The tools available in our system, primarily the Federal Reserve's ability to lower interest rates and Congress' ability to lower taxes, have worked as well as always. Consumer spending and confidence have held up well and shown up strongly in the booming housing market and in automobile sales. Those areas affected first by lower interest rates have responded as expected, and this is the first response in a recovery. As of yet we have not had the second leg up of capital spending, as corporate executives remain pessimistic and are not hiring and, in fact, are still canceling spending. But, the bottom line is that the economy is growing, although slowly, and like the 1990 recovery, we have a brief and mild recession. And so, it is hard to get the recovery growing with strength, as we don't have much pent up demand from consumers and the same with businesses that overspent and did not have unemployment rise much. So, no big boost coming there. But the next step, as we go through this, will be that profits start to noticeably improve, with a little bit of improvement in the economy and with companies operating with fewer workers and lower spending. I think this is where we are now. Certainly, we have seen some improvement in earnings, with the third quarter being the second in a row of positive year over year earnings comparison, after the six down quarters through the first quarter of this year.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

NEXTEL COMMUNICATIONS INC. (NXTL - $7.55 - NASDAQ) was the best performer in the third quarter. The stock more than doubled in value from the dual boost of better than expected fundamental cash flow and subscriber numbers combined with a higher multiple value being placed on those numbers. Nextel has a special niche in being the first to offer push to talk service on its handheld devices. With a considerable lead in this service and its concentration on business customers, it has a much higher profitability per subscriber than other wireless carriers. Nextel is becoming cash flow positive this year and, ahead of target, appears to be on track to report positive earnings for 2003. We expect strong earnings growth over the next few years.

The rest of THE TELECOMMUNICATIONS SECTOR had a terrible quarter, with the companies' stocks suffering from investor concern over accounting issues and the bankruptcy filings of a few of the companies in the group. Even the companies without these problems, such as VERIZON COMMUNICATIONS (VZ - $27.44 - NYSE) and SBC COMMUNICATIONS (SBC - $20.10 - NYSE), which have spectacular free cash flow even in this recessionary and adverse telecom environment, saw their stock prices decline. These companies are selling at historically low price to earnings multiples, both absolutely and relative to the S&P 500, and the same is true of their absolute and relative dividend yields. We believe that these companies are priced very cheaply relative to their prospects. Once it becomes more evident that growth is resuming, as the economy gets stronger and as the weaker companies are shifted out of the market due to bankruptcy and acquisition, these companies would outperform.

CENDANT CORP. (CD - $10.76 - NYSE) is taking forever to show improvement in its stock price, although fundamentally it is performing strongly, with earnings on target to be up over 20% this year and next. Over the past couple of years the company had made good progress in distancing itself from the problems of accounting fraud at the company it acquired in 1998; but this perception resurfaced this year as investor fears about corporate accounting fraud ballooned. We believe that not only is the company on track to generate tremendous free cash flow and solid earnings growth over the next few years, but also that the management -- which may even have to leave in order to get a better valuation -- remains committed to restoring the reputation of the company. Therefore, we believe this company has strong appreciation ahead of it within the next year, as the valuation should benefit from the double boost of a better multiple being placed on higher earnings.

We added to our holding in JP MORGAN CHASE (JPM - $18.99 - NYSE) in the third quarter and added new positions in a number of financial companies, such as CITIGROUP (C - $29.65 - NYSE), MERRILL LYNCH (MER - $32.95 - NYSE), EVEREST RE GROUP (RE - $54.86 - NYSE), AMERICAN EXPRESS (AXP - $31.18 - NYSE) and HOUSEHOLD INTERNATIONAL (HI - $28.31 - NYSE). These companies have substantial concerns priced into them, including credit risks in a weak recovery, and the concern that the individual consumer is overextended; the concern over a double dip recession and increasing unemployment; the recent settlements over predatory lending by Citigroup and Household International; the sharp fall off in revenues from investment banking and trading in a weak stock market; and the ongoing investigations into the relationship between investment banking and research at the large diversified financial firms that include both banking and brokerage. That's a lot of concerns priced in. As far as the brokerage firms go, particularly the newly combined and deregulated firms such as JP Morgan Chase and Citigroup, it is worth remembering that a decade ago the banks and brokers lost money in bear markets, whereas with the diversity of their operations, in this bear market they are still profitable. In past financial and emotional crises it has been an old rule of thumb that these companies were attractive at book value. In the third quarter, they reached these values combined with multiples of about ten times earnings and high dividend yields. When the multiples on stocks have expanded as times of crisis receded in the past, these financial companies were one of the strongest performing sectors. We believe that the battered prices of these companies, combined with their financial strength and leveraged opportunities in a recovery, made these stocks a good buy in the third quarter. Most of the financial stock prices got back to where they were in the 1996 to 1998 period but their substantially higher profits and book values, along with high dividend yields, make their current valuations attractive.

The turnaround at WALT DISNEY'S (DIS - $15.14 - NYSE) theme park, television and consumer products divisions is taking time to materialize. In particular, attendance at the theme parks continues to be held down by individuals' aversion to travel over the past year. Disney's substantial brand and asset value are clouded in the near term by the current slower economy and aversion to travel as well as Disney specific issues of poor programming at ABC and lack of strong studio film releases. With the stock price lower than it was five years ago, completely taking the bubble valuation out, we believe it represents tremendous value.

EL PASO'S (EP - $8.27 - NYSE) solid asset position as the largest natural gas pipeline company and the fifth largest natural gas producer was no guard against the devastation in the utility sector. El Paso sank on the depressed wholesale power prices, as well as regulatory investigations resulting from the California energy crisis and credit concerns as downgrades across the sector cut off these companies' access to funding in the debt markets. While there are few catalysts to improve the valuation of the utility companies in the near term, a number of companies have strong cash flow from regulated pipelines, which is a solid long-term business. Selling at eight times projected 2003 earnings, with high dividend yields (well covered by these cash flows), we believe these companies will have a period of outperformance when liquidity concerns abate and the companies stop making headlines with funding issues. In the third quarter we added a new position in DUKE ENERGY CORP. (DUK - $19.55 - NYSE).

OUTLOOK

      There is no shortage of worries today -- we have earnings warnings; the technology recovery is constantly being pushed out, the latest now from the fourth quarter of this year to the second half of next year; we have daily headlines about impending war with Iraq; weekly news items on the corporate fraud uncovered this year at former blue chip companies; and updates on the investigations into research and banking conflicts at the various wall street firms pursued by the regulatory agencies and the states' attorneys general. The bullish argument or the positive is that these issues are known and that there are not new issues to be discovered. The biggest surprise would be that something would go right for a change. It is not too early to start anticipating a turn in sentiment. With low inventories, a little bit of improvement in corporate spending could mushroom to get us going again. It is hard to see the catalyst for better sentiment but, after all this time of pessimism, it has to be coming at some point and could be as simple as the war coming on, or the ending of a fairly short war and then some clarity, or the three quarters of earnings improvement.

      It might be worth comparing this period to a few previous bear markets, to see what the atmosphere was like, just before dawn:

SEPTEMBER 1975:
---------------

o   Dow Jones Industrial Average down 46%

o   President Richard Nixon was forced to resign over Watergate

o Less than a year earlier, Vice President Spiro Agnew had resigned after shocking evidence that he had accepted bribes and falsified his tax return

o The United States was being defeated in Vietnam, and the Arab Oil Embargo had made the price of oil soar and had thrown us into a deep recession

o   AND New York City was going bankrupt

SO WHAT DID THE STOCK MARKET DO OVER NEXT YEAR AND A HALF? FROM DECEMBER 1974 TO SEPTEMBER 1976 THE DOW JONES INDUSTRIAL AVERAGE WAS UP 80%.

AUGUST 1982:
------------

o   Double digit inflation was rampant, and had resulted in 20% interest rates

o   A deep recession was in place, with unemployment above 10%

o   The huge budget deficit was hampering recovery efforts

o Joe Granville was the most popular market guru and he was predicting 30 years of depression and weak markets in a best-selling book entitled "Warning: The Coming Great Crash in the Stock Market"

SO WHAT DID THE STOCK MARKET DO OVER THE NEXT YEAR AND A HALF? THE DOW JONES INDUSTRIAL AVERAGE FROM AUGUST 1982 TO JANUARY 1984 WAS UP 65%.

SEPTEMBER 1990:
---------------

o   We were having a mediocre recovery from a shallow recession, as we are now

o The height of the U.S. Banking crisis -- Citibank almost went bankrupt and John Reed exhausted all U.S. business to finally have Prince Alaweed of Saudi Arabia buy 10% of Citibank; savings and loans were destroyed

o Ivan Boesky, Michael Milken and Charles Keating were headed for jail as the powerhouse Drexel Burnham went bankrupt

o   Saddam Hussein had Iraq invade Kuwait

o Ronald Reagan's attorney general Edwin Meese was forced out because he was too chummy with Wedtech, the defense company

NOVEMBER 1990 MARKED START OF A HUGE BULL MARKET OVER THE NEXT DECADE.

TODAY -- 2002 -- PROBLEMS:
--------------------------

      It is important to remember that assets have a value -- stocks connote ownership of an asset. A share of stock is ownership of part of the factories, bricks and mortar, the inventory, systems and distribution network and the customer base, all of which make up a business and its profits (and sometimes losses) from selling its products. So when will we get better performance -- for more than just a day? Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. As far as the earnings recovery, it will follow the improving economy, and has already started, with the third quarter being the second in a row of positive year over year improvement after six quarters of declines. And as far as investors recovering from this period of pessimism and eventually paying a better multiple of those earnings, let's look at the problems that are currently priced in, just as in the previous bear markets above:

SEPTEMBER, 2002:
----------------

o HUGE CAPITAL SPENDING OVERHANG from the bursting of the investment and spending bubble

o   BIGGEST BANKRUPTCIES IN HISTORY -- Enron and then eclipsing that -- WorldCom

o FORMER HEROES OF THE PAST DECADE -- the Chief Executive Officers -- now disgraced and going to court and to jail (with executives from ImClone, Adelphia, WorldCom, Tyco, Enron and Martha Stewart Omnimedia making headlines)

o HUGE BEAR MARKET -- worse in both percentage decline and in length than the nifty fifty bear market of 1973-1974. This one is down 50% from peak to trough and has lasted 21/2 years

o LOSS OF CONFIDENCE IN OUR SYSTEM, so severe that Congress needed to pass the Sarbanes-Oxley Act to require sign off by chief executives; forced changes in the way investment banks do business

o   TERRORISM, the unthinkable  9/11 and an ongoing war -- soon to start in Iraq

o WE HAVE HAD A SEVERE DROP IN OPERATING PROFITS from their peak, and this is one of the longest and deepest profit drops in the post-war time period. This sharp decline comes in the middle of a relatively mild recession, and helps explain investors' lack of confidence in future profits, and even managements' lack of confidence in future earnings and therefore their reluctance to spend.

      With the declines of this quarter, the Dow Jones Industrial Average reached its lowest close since August 31, 1998, following the Russian debt default, emerging market meltdowns and the Long Term Capital collapse and the fear that it would drag down our blue chip financial institutions. And, as of the end of the third quarter, the Nasdaq Composite Index fell to the six-year low of September 1996. It has been a very discouraging market because almost any decision to buy has been wrong for a couple of years. But, a large number of stocks are selling at very good valuations. A lot of these stocks not only have low multiples of earnings and cash flow, but they have good dividend yields and room to grow those dividends. There is currently more hope than ever before that Congress might recognize that dividends are a reasonable strategy for companies to return earnings to shareholders and act to end the double taxation. At any rate, now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal. For disciplined, longer term investors, the reward can be considerable. If the market has bottomed then, as previous recoveries show, a considerable part of the gain over the year and a half following the bottom is realized in the first few months.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

         Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                             WHEN
                      ---                             ----
      Special Chats:  Mario J. Gabelli                First Monday of each month
                      Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                        DECEMBER                        JANUARY
                      --------                        --------                        -------
      1st Wednesday   Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday   Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                               /S/ BARBARA G. MARCIN

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

November 6, 2002


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
Nextel Communications Inc.                      Baker Hughes Inc.
Cendant Corp.                                   EOG Resources Inc.
Hewlett-Packard Co.                             AOL Time Warner Inc.
Disney (Walt) Co.                               Wyeth
Honeywell International Inc.                    Lehman Brothers Holdings Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          ------
            COMMON STOCKS -- 99.5%
            AUTOMOTIVE -- 0.8%
     3,300  General Motors Corp. .....................          $   128,370
                                                                -----------
            BUSINESS SERVICES -- 6.0%
    95,300  Cendant Corp.+ ...........................            1,025,428
                                                                -----------
            CABLE -- 2.5%
    24,000  Cablevision Systems Corp., Cl. A+ ........              217,440
    10,000  Comcast Corp., Cl. A, Special+ ...........              208,600
                                                                -----------
                                                                    426,040
                                                                -----------
            COMMUNICATIONS EQUIPMENT -- 3.8%
   167,830  Agere Systems Inc., Cl. A+ ...............              184,613
   111,195  Agere Systems Inc., Cl. B+ ...............              110,083
   455,300  Lucent Technologies Inc.+ ................              346,028
                                                                -----------
                                                                    640,724
                                                                -----------
            COMPUTER HARDWARE -- 5.0%
    73,094  Hewlett-Packard Co. ......................              853,007
                                                                -----------
            CONSUMER PRODUCTS -- 2.9%
    12,400  Mattel Inc. ..............................              223,324
     7,100  Philip Morris Companies Inc. .............              275,480
                                                                -----------
                                                                    498,804
                                                                -----------
            DIVERSIFIED INDUSTRIAL -- 4.8%
    26,000  Honeywell International Inc. .............              563,160
    18,000  Tyco International Ltd. ..................              253,800
                                                                -----------
                                                                    816,960
                                                                -----------
            ENERGY AND UTILITIES -- 13.3%
    18,100  Baker Hughes Inc. ........................              525,443
    43,000  Calpine Corp.+ ...........................              106,210
     6,875  ConocoPhillips ...........................              317,900
    14,500  Duke Energy Corp. ........................              283,475
    47,500  El Paso Corp. ............................              392,825
    14,100  EOG Resources Inc. .......................              507,036
     6,000  Marathon Oil Corp. .......................              136,080
                                                                -----------
                                                                  2,268,969
                                                                -----------
            ENTERTAINMENT -- 7.4%
    40,500  AOL Time Warner Inc.+ ....................              473,850
    52,000  Disney (Walt) Co. ........................              787,280
                                                                -----------
                                                                  1,261,130
                                                                -----------
            EQUIPMENT AND SUPPLIES -- 2.5%
     5,500  Deere & Co. ..............................              249,975
     5,000  Ingersoll-Rand Co., Cl. A ................              172,200
                                                                -----------
                                                                    422,175
                                                                -----------
            FINANCIAL SERVICES -- 20.1%
     9,000  American Express Co. .....................              280,620
    18,900  CIT Group Inc.+ ..........................              339,822
    11,500  Citigroup Inc. ...........................              340,975
    12,500  Household International Inc. .............              353,875
    22,500  JP Morgan Chase & Co. ....................              427,275
     8,900  Lehman Brothers Holdings Inc. ............              436,545

                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          ------
     8,000  Mellon Financial Corp. ...................          $   207,440
    13,000  Merrill Lynch & Co. Inc. .................              428,350
    25,000  Schwab (Charles) Corp. ...................              217,500
    10,300  State Street Corp. .......................              397,992
                                                                -----------
                                                                  3,430,394
                                                                -----------
            FINANCIAL SERVICES: INSURANCE -- 3.2%
     4,500  American International Group Inc. ........              246,150
     3,000  Everest Re Group Ltd. ....................              164,580
     9,710  Travelers Property Casualty Corp., Cl. B+               131,376
                                                                -----------
                                                                    542,106
                                                                -----------
            HEALTH CARE -- 7.3%
     3,000  Allergan Inc. ............................              163,200
    17,000  Bristol-Myers Squibb Co. .................              404,600
     5,000  Merck & Co. Inc. .........................              228,550
    14,200  Wyeth ....................................              451,560
                                                                -----------
                                                                  1,247,910
                                                                -----------
            PAPER AND FOREST PRODUCTS -- 1.7%
     8,700  International Paper Co. ..................              290,493
                                                                -----------
            TELECOMMUNICATIONS -- 8.8%
     4,500  ALLTEL Corp. .............................              180,585
    30,000  AT&T Corp. ...............................              360,300
    10,200  SBC Communications Inc. ..................              205,020
    47,500  Sprint Corp. - FON Group .................              433,200
    12,000  Verizon Communications Inc. ..............              329,280
                                                                -----------
                                                                  1,508,385
                                                                -----------
            TRANSPORTATION -- 1.2%
     8,400  Ryder System Inc. ........................              209,412
                                                                -----------
            WIRELESS COMMUNICATIONS -- 8.2%
    60,200  AT&T Wireless Services Inc.+ .............              248,024
   152,000  Nextel Communications Inc., Cl. A+ .......            1,147,600
                                                                -----------
                                                                  1,395,624
                                                                -----------
            TOTAL COMMON STOCKS ......................           16,965,931
                                                                -----------
 PRINCIPAL
  AMOUNT
  ------
            U.S. GOVERNMENT OBLIGATIONS -- 2.4%
  $414,000  U.S. Treasury Bills,
              1.644% to 1.700%++,
              10/03/02 to 10/17/02 ...................              413,742
                                                                -----------
            TOTAL INVESTMENTS -- 101.9%
              (Cost $29,404,825) .....................           17,379,673

            OTHER ASSETS AND
              LIABILITIES (NET) -- (1.9)% ............             (330,796)
                                                                -----------
            NET ASSETS -- 100.0% .....................          $17,048,877
                                                                ===========
----------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                         Barbara G. Marcin, CFA
PRESIDENT AND CHIEF                           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                               James E. McKee
VICE PRESIDENT AND TREASURER                  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q302SR

[GRAPHIC OMITTED]
MARIO GABELLI

THE
GABELLI
BLUE CHIP
VALUE
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002